UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 25, 2016 (February 25, 2016)

Arbor Realty Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-32136	20-0057959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Earle Ovington Boulevard, Suite 900, Uniondale, New York 11553
(Address of Principal Executive Offices) (Zip Code)

(516) 506-4200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 25, 2016, Arbor Realty Trust, Inc. issued a press release announcing that it has entered into a definitive agreement to acquire the agency platform of its external manager, Arbor Commercial Mortgage, LLC, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

99.1	Press Release, dated February 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbor Realty Trust, Inc.

Date: February 25, 2016	By:	/s/ Paul Elenio
Name: Paul Elenio
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated February 25, 2016.